SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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On January 30, 2014, the following materials were posted to Time Warner Cable Inc.’s website:

TWC Operational and Financial Plan January 30, 2014

Forward-Looking Statements and Disclaimers
ADDITIONAL INFORMATION
Time Warner Cable expects to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and to provide any definitive proxy statement to its security holders.  INVESTORS AND SECURITY HOLDERS OF TIME WARNER CABLE ARE URGED TO READ THIS
DOCUMENT AND ANY OTHER DOCUMENTS FILED BY TIME WARNER CABLE WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the definitive proxy statement (when available) and any other documents filed with the SEC by Time Warner Cable through the web site maintained by the SEC at http://www.sec.gov.
CERTAIN INFORMATION REGARDING PARTICIPANTS
Time Warner Cable and certain of its directors and executive officers may be deemed to be participants in a solicitation under the rules of the
SEC.  Security holders may obtain information regarding the names, affiliations and interests of Time Warner Cable’s directors and executive officers in Time Warner Cable’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February
15, 2013, and its proxy statement for the 2013 Annual Meeting, which was filed with the SEC on April 4, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.
FORWARD-LOOKING STATEMENTS AND DISCLAIMERS
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  This document includes certain forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Time Warner Cable intends that all such statements be covered by the safe harbor provisions of the federal securities laws.  Statements herein regarding future financial and operating results and any other statements about future expectations constitute “forward-looking statements.”  These forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions.  These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances.  Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Time Warner Cable.  More detailed information about these factors may be found in filings by Time Warner Cable with the SEC, including its most recent Annual Report on Form 10-K and
Quarterly Reports on Form 10-Q.  Time Warner Cable is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.
The materials herein may contain certain previously published third-party material. Unless otherwise indicated, consent of the author and publication has not been obtained to use the material as proxy soliciting material.
All trademarks remain the property of their respective owners.

TWC is Well Positioned To Continue Generating
Strong Operating Results And Financial Returns
Strong foundation to deliver future results
• The premier pure play cable company, serving 15 million customers via our advanced network
• Strong track record of operational performance and capital allocation leading to significant value creation for shareholders
Meaningful operational momentum going into 2014
Three-year operational and financial plan will continue to drive value for our shareholders over the near and long term
1. Revitalize residential services
2. Scale business services
3. Disciplined cost management
1. Improving reliability, quality and customer service
2. Differentiating products in ways that matter
3. Investing with an eye toward the future
Three overarching priorities Three key elements of our plan
Initiatives launched in 2013 are resulting in meaningful primary service unit (PSU) and customer relationship momentum

TWC is the Premier Pure-Play Cable Company
Industry Leading Business
• 15.0 million customers at 12/31/2013
– 14.4 million residential services
– 0.6 million business services
• $22.1 billion of Revenue in 2013
– $18.4 billion residential services
– $2.3 billion business services
– $1.4 billion advertising & other
• Well-situated to capitalize on future
growth opportunities as a result of our
robust network, operational expertise and
financial flexibility
• Ongoing product roll-outs and
improvements, including:
– Expanding WiFi network
– IntelligentHome
– TWC TV® apps (for iOS, Android™,
Roku™, Samsung™ Smart TVs, Xbox
360™, Amazon Kindle Fire™ and
Mac/PC)
– Set-top boxes with cloud-based guide
including VOD portal (2.8mm going to
6mm by end of 2014)
– Cloud services for businesses
Extensive Geographic Footprint
• Well-clustered cable systems located in
key geographic areas, including:
– New York State
– Southern California
– Texas
– The Carolinas
– Midwest
• 50% Customer Relationship penetration
• 38% Video Penetration
• 39% HSD Penetration
• 17% Voice Penetration
Innovative Technology Pioneer
• State-of-the-art network
– Nationwide fiber backbone
– Deep metro fiber assets
– Increasing standard HSD speeds to
50x5 and top HSD speeds to 300x20 in
2014
– 860K commercial buildings on net
(58K fiber connected buildings); 14K
connected cell towers
• Cutting-edge video services
– Most advanced linear IP video product
in industry, with up to 300 live linear
channels and over 4,000 hours of VOD
available via multiple platforms
– Average of 183 HD channels per
market
– All digital in NYC; Augusta, ME; Parts
of KY and IN; Parts of LA
In the process of going all digital in
other markets (including Los
Angeles in 2014)
• Recognized leader in technical innovation,
including 8 Emmy® Awards for technology
and engineering
TWC-Serviced States (1)
1. Represents states where TWC has video customers.

…With a Strong Track Record of Creating Significant
Value for Shareholders
Since our spin-off from Time Warner Inc. in 2009, we have
a demonstrated track record of successfully executing on
our operating and financial plans, driving growth and
creating value for our shareholders.
Since 2009, we have outperformed the market by ~3x.
Our share price has appreciated 431% and we have
generated 464% (7) total return for our shareholders over
the period through the end of 2013.
TWC
431%
S&P 500
144%
Revenue Growth (1)
Adjusted OIBDA (2) Growth (1)
Total Free Cash Flow (2)
Total Dividends (5)
Total Share Repurchases (6)
Capital Expenditures (3)
24%
23%
$12.1 billion
$2.7 billion
$7.5 billion
$15.4 billion
2009 – 2013
12/31/13
Strategic Acquisitions (4)
$4.2 billion
1/1/13 1/1/12 1/1/11 1/1/10 3/13/09
-- %
100%
200%
300%
400%
500%
1.
2.
3.
4.
5.
6.
7.
8.
Source:  Company filings, Capital IQ and Factset
Growth rates based on reported results from full year 2009 - 2013, including NaviSite results after 4/21/2011 and Insight results after 2/29/2012.
Refer to slides 26-28 for definitions, additional information and reconciliations for non-GAAP financial measures.
Represents capital expenditures as reported from Q1 2009 – Q4 2013, including NaviSite results after 4/21/2011 and Insight results after 2/29/2012.
Includes Insight, NaviSite, NewWave and DukeNet (which closed on 12/31/2013).
Does not include special dividend of $30.81 per share (after giving effect to the 1-for-3 reverse stock split) paid in 2009.
Includes share repurchases through 12/31/2013.
Calculated as share price of $135.50 (as of 12/31/2013) less share price on date indicated plus total dividends per share issued since the date indicated, divided by the closing share price on the date indicated.
Represents share price from 3/13/2009, the first trading day after the spin-off from Time Warner Inc. on 3/12/2009.
Share Price Share Price
Since: Return + Dividends
(7)
Spin-off
(8)
431% 464%
1/1/2010 227% 248%
1/1/2011 105% 115%
1/1/2012 113% 121%
1/1/2013 39% 42%

We Have Made Significant Progress in 2013
Fine-tuning our residential offer strategy and improving retention capabilities
– Now on almost 3 million set-top boxes; leading position among MSOs
– In December, our customers used the TWC TV® app on more than a million IP devices
Customer service enhancements
Business Services success
Capital returns milestone reached
Foundational work done in 2013 is beginning to drive subscriber momentum
PSU and customer relationship net adds improved sequentially each month in Q4 2013 and the trend has continued into 2014
Accelerated the deployment of cloud-based guide
Further enhanced our TWC TV   app, adding more content (linear and VOD) and adding the Amazon Kindle
Fire™ platform
Initiatives such as one hour service windows and better customer education are already resulting in improvements in customer satisfaction
Delivered $100 million of year-over-year revenue growth again in Q4 2013
$2.5 billion run-rate revenue business (including DukeNet) poised to double to over $5 billion annual revenue by 2018
Repurchased more than $7.5 billion since the inception of our buyback program in 2010 – over 25%
reduction in shares outstanding
®
Video product enhancements

Continue to invest as we scale business services to over $5 billion annual revenue by 2018
Continue to pursue operating efficiencies to offset continuing programming cost increases
Build on recent momentum and drive subscriber growth in the
residential business through:
Three Key Elements of Our Plan
Revitalize
Residential Services
Scale Business
Services
Disciplined Cost
Management

Subscriber acquisition and retention efforts
Improved reliability and customer service
Continued roll out of next generation products
1.
2.
3.

7 Revitalize Residential Services

40
20
0
-20
-40
-60
-80
Oct
Nov
Dec
Jan

0
-20
-40
-60
-80
-100
-120
Oct
Nov
Dec
Jan

100
80
60
40
20
0
-20
-40
Oct
Nov
Dec
Jan

30
20
10
0
-10
-20
-30
Oct
Nov
Dec
Jan

Continued Focus on Acquisition and Retention
Efforts to Drive Subscriber Growth
Residential PSU Net Adds
Residential PSU Y-o-Y Trend
Residential Customer
Relationship Net Adds
Residential Video Net Adds Residential HSD Net Adds
Residential Voice Net Adds
(156)
(52)
31
60
October November December January
(151)
(66)
60
118
October November December January
2013 - 2014
2012 - 2013
Improving Residential Performance Monthly Through January 2014 (000s)
Rebounding PSU Net Additions Going into 2014 (000s)

Improve Reliability and Customer Service
We’re establishing rigorous new
performance standards for our
plant that allow us to deliver
flawless video, phone and HSD,
creating a direct positive impact on
the customer experience
Our 2014 plant optimization
initiatives include:
We’re focused on delivering more responsive service and faster resolution of issues.
Key initiatives include:
Reliability Initiatives
Customer Service Initiatives
Proactively address outside plant
issues with node health reports –
prioritizing trouble nodes for
maintenance
Introduce a plant certification
process to ensure that the plant is
maintained proactively
Remediate worst performing nodes
Increase investment in overall
plant maintenance
One hour appointment windows – best-in-class service that only TWC provides
Improved installation process focused on customer education, assistance installing apps, etc.
Guaranteed home visit within 24 hours of reported service outage
Escalated support for customers that call back within 72 hours of technical home visit
TechTracker: providing technician’s picture and phone number via text message to improve day of appointment customer communication (2014)
Option for customers to speak with same agent as previous communication
(2014)
Offer fixed appointment times rather than appointment window for 20%+
of customer contacts (2014)
We are already beginning to see the results of our customer service initiatives implemented in 2013 through improved customer metrics, including improved technician on-time arrival, increased calls answered in under 60 seconds and decline in dispatch rate

Continue to Roll Out Next Generation Products
The foundation of improving the residential customer experience is having the best products, most advanced technology and most user-friendly interface
In addition to video products, we continue to innovate and offer other differentiating products
Our product offerings are underpinned by our focus on delivering the right products at the right price
New DVRs (6 tuners, 1 TB of storage), more HD channels and improved VOD capacity (75K hours)
Deploy set-top boxes with cloud-based services to 6 million homes by YE2014 (currently 2.8 million homes)
– VOD portal with rich box art, advanced search and more compelling DVR manager
Continue to grow TWC TV®- our IP video app that is now available on Apple™ iOS and Android™ tablets and smartphones, Roku™ Streaming Players, Samsung™ Smart TVs, Xbox 360™ video game consoles, the Amazon
Kindle Fire™ platform and on PC/Mac computers
– In the home, the TWC TV® app offers up to 300 live linear channels and over 4,000 hours of VOD
– Outside the home, the TWC TV® app offers live and on-demand content through an intuitive interface wherever customers are, with up to 24 live channels and 1,200 hours of VOD content from 40 networks
Aggressively expand community WiFi availability beyond the more than 200K Cable Wi-Fi® hotspots currently available to
TWC customers
Continue to drive penetration of IntelligentHome and add new features and functionality
Provide pricing / packaging more focused on meeting each customer’s needs
Offer stable high-value packages to drive long-term profits and customer satisfaction
Move toward customer-centric pricing and away from product-centric pricing (increases transparency and clearly frames value proposition)
Augment main bundled offerings with packages that target specific strategic markets (i.e., aggressively market to value-
oriented DSL customers with a 2X1 HSD plan for $14.99/month, gaining HSD customers we wouldn’t have otherwise had)

Raising the Bar with TWC Maxx
Rebranding TWC experience
progressively across the footprint
as we implement TWC Maxx
Significantly higher speeds –
loyalty upgrades (e.g., Ultra
moving to 300x20, Standard
to 50x5)
State-of-the-art in-home
WiFi
Continued deployment of
community WiFi hotspots
Service appointments, same day
service
TechTracker to identify exact
location and estimated arrival
time
Video chat support
Replace standard definition set-top
boxes with new HD boxes at no cost
to the customer
Plant certification program
Carry all video in crystal clear
digital format only
TWC Maxx is a reinvention of TWC city by city, starting with NYC and LA in 2014. We will roll out these initiatives across 75% of our footprint in 2015 and 2016
Ultra-fast
HSD
Re-Branding
Better
Video
Service
Differentiation

12 Scale Business Services

$11.1
$6.3
$4.3
$3.1
$2.3
$1.5
$1.0
$0.8
$0.3
$0.3
CTL
Level 3
WIN
CMCSA
TWC
TWTC
Zayo
Charter
Cogent
Lightpath

58
40
20
14
14
6
6
2
TWC
CTL
TWTC
Zayo
Level 3
Charter
Lightpath
Cogent

210
175
147
147
115
76
57
55
30
5
CTL
Level 3
TWC
CMCSA
WIN
Zayo
Cogent
Charter
TWTC
Lightpath

TWC is Already a World Class Business Services
Provider
• 860,000 on-net buildings
• 58,000 connected with fiber
• 14,000 connected cell towers
• Scalable, fully protected and redundant independent fiber
infrastructure
• Dedicated local teams (sales, care and operations)
• Award winning indirect channel program
• Flexible products, services and solutions designed for each customer segment served
• Cloud and Managed service offerings via NaviSite
Fiber Route Miles (000s) (2)
LTM Business Services Revenue
($ in billions) (1)
Fiber Connected Buildings (000s) (2)
Unique Infrastructure and Capabilities
Extensive Network Infrastructure
Best-in-class Capabilities
Significant Scale within the Industry
Source:  Company filings, Company websites, Telecom Ramblings.
1.
TWC Business Services LTM Revenue as of Q4 2013 and excludes DukeNet. All other companies LTM revenue as of Q3 2013.
2.
Sourced from the most recent public reporting available. Charter and Level 3 fiber connected buildings sourced from Telecom Ramblings.

Extensive Capabilities Aligned by Segment
• Business Class Voice with
web-based management
portal
• PRI
• SIP Trunks
• Toll free Service
• Internet access
• WiFi services
• Ethernet Solutions
• IP VPN
• Managed Router
• Cell Tower Backhaul
• Carrier Access
• Colocation
• Cloud Services (IaaS)
• Desktop-as-a-Service
(DaaS)
• Managed Hosting
• Managed Applications
• Managed Security
• Cable TV
• Set Back Box
• Pro:Idiom (Hospitality)
• IP TV
• Telehealth
Small
• Best-in-class products
bundled to offer value
• Wide range of product
tiers and packages with
flexible options
• “Ranked #1 in Customer
Loyalty” by Frost &
Sullivan 2012
650 sales professionals
Mid-market
• Best-of-breed
connectivity solutions
with standard-based
solutions (MEF CE 2.0)
• Vertical SMEs and
industry-specific
solutions
• Industry leading video
solutions
663 sales professionals
Enterprise
• Tailored solutions
portfolio of IT and
telecom services
• Dedicated account
teams for high touch
support
• J.D. Power 2013
“Highest in Customer
Satisfaction with Large
Enterprise Business
Wireline Service”
191 sales professionals
Carrier
• Servicing five largest
Mobile Network
Operators
• Dedicated Carrier
Network Operations
Center (NOC)
• Carrier-grade Service
Level Agreements (SLAs)
35 sales professionals
1. Sales professionals as of January 2014.

Comprehensive Product and Solutions Portfolio
Expansive Focus Across Customer Segments (1)
Voice
Video Data
Cloud &
Managed Hosting

Three-Pronged Growth Strategy to Exceed $5 Billion
Revenue by 2018 and Scale for Continued Growth
•
Scale our business of serving small businesses:
– Improving win rates via product enhancements
– Increase ARPU with broadened offerings
– Greater network reach to create new opportunities
•
Move up market, replicating the success we already have with smaller businesses by:
– Offering an equally compelling portfolio of services for larger businesses, including new voice products, enhanced Ethernet services and new managed network solutions
– Introducing new, industry-specific solutions for key verticals such as
Healthcare and Hospitality
– Enhancing NaviSite’s Cloud and Managed Services portfolio and coupling it more tightly with the network
– Continuing to invest in fiber-connected buildings
•
Grow the carrier business by:
– Streamlining our sales and operational processes
– Increasing our cell tower backhaul revenues
– Serving new and emerging needs such as wholesale last mile access and small cell
We have a greater than $20 billion telecom market opportunity, with significant additional opportunity in cloud and managed services
Scale Small Business
Move Upmarket
Grow the Carrier
Business

2014 – 2016 Financial Plan
Note:  The following slides contain forward-looking statements including projections presented to the
Board of Directors.  Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Time Warner Cable.

Investments Supporting the Key Elements of our
Plan
• Reclaim bandwidth, improve network reliability, deploy
advanced customer equipment and significantly improve
customer service
• Roll out TWC Maxx to approximately 75% of our footprint,
offering the most advanced residential experience in the
market
• Further develop infrastructure to advance growth in
business services, including bringing more buildings onto
our network, activating more cell towers and increasing
fiber lit buildings
• Automate, standardize and centralize as part of our “One
TWC” reorganization
Revitalize
Residential Services
Scale Business
Services
Disciplined Cost
Management

Key Operating Investments
• Invest in major initiatives to improve plant
performance
• Cease carriage of remaining analog video signals
and reclaim bandwidth
• Roll out next generation set-top boxes and
advanced wireless gateways; replace older gear
• Continue to build new passings
• Continue to invest in infrastructure to increase
HSD speeds
• Continue to roll out community WiFi hotspots
• Add ~$1.3 billion serviceable revenue
opportunity per year
– Increase commercial line extension spending
to over $500 million per year
– Add 75K buildings to network in 2014 and
240K through 2016
– Activate 3K towers in 2014 – driving increasing
carrier growth
• Continue to expand highly differentiated
product offering to SMB customers
• Leverage investment in SMB products to move
up market and create increasingly relevant
products for large enterprises

Our plan will require an increase in total annual capital spending to
$3.7 - $3.8 billion a year over the next three years
Residential Services Business Services

Disciplined Cost Management and Execution
•
Streamline cost structure by centralizing and eliminating duplication as part of our “One
TWC” reorganization
•
Improve voice costs as we finish our multi-year transition from relying on Sprint to insourcing provisioning and interconnection of voice services
•
Reduce technical operations and service costs through reduced call volume and truck rolls
•
Optimize business services costs through automation and standardization of processes
•
Pursue additional opportunities to reduce G&A costs
•
Total expense growth of 5% CAGR from 2013 to 2016; excluding programming and business services costs, expenses are projected to grow 2% CAGR from 2013 to 2016
•
We plan to convert roughly 40% of incremental revenue into Adjusted OIBDA, which would result in ~50bps of margin expansion from 2013 to 2016
Note:  Refer to slides 26-28 for definitions, additional information and reconciliations for non-GAAP financial measures.

We are committed to operating efficiently and reducing costs, with several strategies to expand Adjusted OIBDA margin despite programming cost headwinds

Financial Plan: Significantly Improve Revenue and
Adjusted OIBDA Trends
Revenue
Adjusted OIBDA
$ in billions
% Margin
36.1% 36.6% 36.4%
• Overall Company:
– Generate annual revenue and Adjusted OIBDA of $25.7 billion and $9.4 billion, respectively, by 2016
– Generate mid- to high-single digit revenue and Adjusted OIBDA growth in 2016
– Continue cost reduction and operating efficiency strategies to preserve Adjusted OIBDA margin despite programming cost
headwinds
• Residential Services:
– Accelerate annual revenue growth from 1% in 2014 to 4% by
2016
– Majority of residential revenue growth from volume as opposed to rate increases
• Business Services:
– Grow revenue at or slightly below 20% a year as we continue to realize the benefits of capital investments
Note:  Refer to slides 26-28 for definitions, additional information and reconciliations for non-GAAP financial measures.
$8.0
$8.4
$9.4
2013A 2014P 2016P
$23.1
$22.1
$25.7
2013A 2014P 2016P
Comments
$ in billions

Continued Focus on Delivering Value
to Shareholders
•
Growing Adjusted OIBDA creates meaningful balance sheet capacity over the next three years
•
Based on our expected results and 3.25x leverage target, our expectation is that over the next three years we can generate more than $12 billion cumulative financial capacity, including approximately $7.5 billion from Free Cash Flow, available for:
– Dividends
– Share repurchases
– Strategic M&A opportunities
Accelerating Adjusted OIBDA growth creates significant financial capacity and greater opportunity to return value to shareholders
Note:  Refer to slides 26-28 for definitions, additional information and reconciliations for non-GAAP financial measures.

Revenue Expectations
• Reported Revenue Growth in the 4%-5% range
• Adjusted OIBDA growth in the 5%-6% range
• Approximately $100 million in political revenue in 2014
Expense Expectations
Cash Flow / Shareholder Returns Expectations
2014:  A Year of Stabilization and Growth
2014 Guidance

• Over $175 million reduction in our voice costs as we complete our GIA migration
• Low double digit growth in programming costs per sub
• $100 million for TWC Maxx roll out and plant maintenance initiatives
• Launch of Dodgers Network
• $3.7 billion capital expenditures
• Flat Free Cash Flow compared to 2013 ($2.6 billion)
• Flat share repurchases compared to 2013 ($2.5 billion)
• Dividend increased to $3 per share

23 Conclusion

Conclusion
We have a history of leadership, product innovation and consistent investment
Our operational and financial plan, underpinned by a customer-centric and performance-based culture, will continue to drive value for our shareholders over the near and long term
Three year operating plan:
• 2016 revenue of $25.7 billion (5.4% 2014-16 CAGR)
• 2016 Adjusted OIBDA of $9.4 billion (5.7% 2014-16 CAGR)
We will balance investment, acquisition and return of capital to continue producing long-term shareholder value creation
We have the right team and a strategic plan to deliver strong long-term, sustainable results
TWC is committed to achieving operational excellence and delivering strong financial performance in order to maximize value to our shareholders
Note:  Refer to slides 26-28 for definitions, additional information and reconciliations for non-GAAP financial measures.
1. Revitalize residential services
2. Scale business services
3. Disciplined cost management
1. Improving reliability, quality and customer service
2. Differentiating products in ways that matter
3. Investing with an eye toward the future
Three overarching priorities Three key elements of our plan

Non-GAAP Financial Measures and Reconciliation Schedules 25

Non-GAAP Financial Measures
In discussing its performance, the Company may use certain measures that are not calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  These measures include OIBDA, Adjusted OIBDA, Adjusted OIBDA less capital expenditures and Free Cash Flow, which the
Company defines as follows:
•
OIBDA (Operating Income before Depreciation and Amortization) means Operating Income before depreciation of tangible assets and amortization of intangible assets.
•
Adjusted OIBDA means OIBDA excluding the impact, if any, of noncash impairments of goodwill, intangible and fixed assets; gains and losses on asset sales; merger-related and restructuring costs; costs associated with certain equity awards granted to employees to offset value lost as a result of
TWC’s separation from Time Warner Inc. on March 12, 2009; and, in 2014, expenses associated with unsolicited proposals to acquire the Company.
•
Adjusted OIBDA less capital expenditures means Adjusted OIBDA minus capital expenditures.
•
Free Cash Flow means cash provided by operating activities (as defined under GAAP) excluding the impact, if any, of cash provided or used by discontinued operations, plus (i) any income taxes paid on investment sales and (ii) any excess tax benefit from equity-based compensation, less (i)
capital expenditures, (ii) cash paid for other intangible assets (excluding those associated with business combinations), (iii) partnership distributions to third parties and (iv) principal payments on capital leases.
Management uses OIBDA and Adjusted OIBDA, among other measures, in evaluating the performance of the Company’s business because they eliminate the effects of (i) considerable amounts of noncash depreciation and amortization and (ii) items not within the control of the Company’s operations managers (such as income tax provision, other income (expense), net, and interest expense, net).  Adjusted OIBDA further eliminates the effects of certain noncash items identified in the definition of Adjusted OIBDA above.  Adjusted OIBDA less capital expenditures also allows management to evaluate performance including the effect of capital spending decisions.  Adjusted OIBDA and Adjusted OIBDA less capital expenditures are also significant performance measures used in the Company’s annual incentive compensation programs.  Management believes that Free Cash Flow is an important indicator of the Company’s ability to generate cash, reduce net debt, pay dividends, repurchase common stock and make strategic investments, after the payment of cash taxes, interest and other cash items.  In addition, all of these measures are commonly used by analysts, investors and others in evaluating the Company’s performance and liquidity.
These measures have inherent limitations.  For example, OIBDA and Adjusted OIBDA do not reflect capital expenditures or the periodic costs of certain capitalized assets used in generating revenue.  To compensate for such limitations, management evaluates performance through Adjusted OIBDA less capital expenditures and Free Cash Flow, which reflect capital expenditure decisions, and net income attributable to TWC shareholders, which reflects the periodic costs of capitalized assets.  Adjusted OIBDA and Adjusted OIBDA less capital expenditures do not reflect any of the items noted as exclusions in the definition of Adjusted OIBDA above.  To compensate for these limitations, management evaluates performance through OIBDA and net income attributable to TWC shareholders, which do reflect such items.  OIBDA, Adjusted OIBDA and Adjusted OIBDA less capital expenditures also fail to reflect the significant costs borne by the Company for income taxes and debt servicing costs, the results of the Company’s equity investments and other non-operational income or expense.  Management compensates for these limitations by using other analytics such as a review of net income attributable to TWC shareholders.  Free
Cash Flow, a liquidity measure, does not reflect payments made in connection with investments and acquisitions, which reduce liquidity.  To compensate for this limitation, management evaluates such investments and acquisitions through other measures such as return on investment analyses.
These non-GAAP measures should be considered in addition to, not as substitutes for, the Company’s Operating Income, net income attributable to TWC shareholders and various cash flow measures (e.g., cash provided by operating activities), as well as other measures of financial performance and liquidity reported in accordance with GAAP, and may not be comparable to similarly titled measures used by other companies.

Reconciliations of Non-GAAP Financial Measures
Reconciliation of Adjusted OIBDA and OIBDA to Operating Income ($ in millions):
%
2009 2013 Change
Adjusted OIBDA 6,492 $                  7,980 $                  22.9%
Separation-related “make-up” equity award costs (9)                            -                          (100.0%)
Merger-related and restructuring costs (81)                          (119)                       46.9%
OIBDA 6,402                     7,861                     22.8%
Depreciation (2,836)                    (3,155)                    11.2%
Amortization (249)                       (126)                       (49.4%)
Operating Income 3,317 $                  4,580 $                  38.1%
Reconciliation of Cash provided by operating activities to Free Cash Flow from January 1, 2009 through December 31, 2013 ($ in millions):
Cash provided by operating activities 27,363 $
Add:
Income taxes paid on investment sales 84
Excess tax benefit from equity-based compensation 241
Less:
Capital expenditures (15,391)
Cash paid for other intangible assets (170)
Other (22)
Free Cash Flow 12,105 $
Year Ended December 31,

Reconciliations of Non-GAAP Financial Measures
($ in millions)

Year Ended
December 31,
2013
Adjusted OIBDA 7,980 $
Merger-related and restructuring costs (119)
Depreciation (3,155)
Amortization (126)
Operating Income 4,580 $
Revenue 22,120 $
Adjusted OIBDA as a percentage of revenue 36.1%
Cash provided by operating activities 5,753 $                Increase in absolute dollar amount
Add:
Excess tax benefit from equity-based compensation 93
Less:
Capital expenditures (3,198)
Cash paid for other intangible assets (40) Similar amount in 2014; Unable to estimate for 2015 and 2016
Other (2) Unable to estimate
Free Cash Flow 2,606 $                Similar amount in 2014, with 2014 to 2016 cumulative Free Cash Flow approximating $7.5 billion
Reconciliation of Long-Term Expectations
Expected to be approximately $3.7 billion in 2014 and ranging from $3.7 billion to $3.8 billion in each of 2015 and 2016
5% to 6% growth in 2014, increasing to $9.4 billion in 2016
Unable to estimate
Increase in absolute dollar amount
Increase in absolute dollar amount
Increase in absolute dollar amount
4% to 5% growth in 2014, increasing to $25.7 billion in 2016
Expected to increase slightly in 2014, reaching 36.6% by 2016
Increase in absolute dollar amount